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                                                                   EXHIBIT 10.68

                    AMENDMENT TO WAIVER AND CONSENT AGREEMENT

     This Amendment to Waiver and Consent Agreement, dated June 23, 1993 (the "Agreement") is made and entered into effective the 28th day of May, 1996 by and between HOB Entertainment, Inc., a Delaware corporation (the "Company"), Judith Belushi Pisano ("Pisano"), Daniel E. Aykroyd and Isaac B. Tigreet.

                                    RECITALS
                                    --------

     The parties hereto have agreed to certain amendments to that certain Blues Brothers Licensing Agreement. As partial consideration for Pisano's agreement to such amendments, the Company has agreed to extend the exercise period of an option to acquire 212,963 shares of Class A Convertible Preferred Stock granted to Pisano under the Agreement.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows;

     l. Section 3 of the Agreement is hereby amended in its entirely to hereafter read as follows:

           "3.   Pisano Option. HOB hereby grants Pisano the right to purchase
                 -------------
     up to 212,963 shares of its Class & Convertible Preferred Stock, at the same purchase price offered to other investors in the Private Placement. Such right may be exercised by Pisano at any time, in whole or in part, until June 30, 1999."

     2. The Agreement, as amended by this Amendment, is ratified and affirmed.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed effective as of the date first above written.

                                             HOB ENTERTAINMENT, INC.

/s/ J. Belushi Pisano                        BY: /s/ Nathaniel J. Lipman
--------------------------------                --------------------------------
Judith Belushi Pisano                        ITS:
                                                --------------------------------
/s/ Danniel E. Aykroyd
--------------------------------
Danniel E. Aykroyd

/s/ Isaac B. Tigrett
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Isaac B. Tigrett